UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 10, 2005

                      Date of earliest event reported: N.A.


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                               75-2217002
      (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                79065
 (Address of principal executive offices)               (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

                     UNITED MEDICORP, INC. AND SUBSIDIARIES


Item 8.01 Other Events

       On March 10, 2005, the Registrant issued a press release stating that it had been notified by management at Brownsville Surgical Hospital ("BSH") that it will be terminating its ongoing accounts receivable management contract with the Registrant effective April 15, 2005. Per BSH management, they intend to bring most of the services provided by the Registrant in house as a cost savings measure. Total revenues earned by the Registrant from the discontinued portions of the contract with BSH during the year ended December 31, 2004 were $662,000, which represented 16% of the Registrant's total revenue for the year.

       A copy of the complete press release is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

       (c)   Exhibits

       Exhibit Number               Description
       --------------               -----------

       99.1     Press release issued by the Registrant on March 10, 2005

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:  /s/ Nathan Bailey                            Date: March 10, 2005
     -----------------------------------                --------------
     Nathan Bailey
     Vice President and Controller
     (Principal Accounting Officer)





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